UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2021

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The following information under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure,” is intended to be furnished. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated July 27, 2021, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the second quarter of fiscal 2021.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 22, 2021, the Board of Directors (the “Board”) of the Company appointed Khanh (“Connie”) Collins as a director of the Company and also appointed her to the Corporate Governance and Nominating Committee of the Board effective as of July 22, 2021.

As a non-employee director, for her service on the Board, Ms. Collins will receive a $90,000 annual cash retainer and an annual cash payment in lieu of equity of $115,000, each pro-rated for the remainder of 2021.

Ms. Collins is eligible to participate in the Company’s Executive Savings Plan (the “Plan”), a nonqualified deferred compensation plan, by contributing all or a portion of her director fees and equity awards in the form of stock units to this Plan, subject to the terms of the Plan.

Ms. Collins also entered into the Company’s standard form of indemnification agreement for directors, the form of which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2007.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the Company’s press release, dated July 26, 2021, announcing the appointment of Ms. Collins to the Board and Corporate Governance and Nominating Committee, is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

On July 27, 2021, the Company posted an updated Investor Presentation on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is furnished as Exhibit 99.3 hereto and is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

On July 22, 2021, the Board increased the authorized number of directors from nine to ten, effective July 22, 2021 in accordance with the Company’s Bylaws.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1	Press release dated July 27, 2021 entitled “The Cheesecake Factory Reports Record Revenues in the Second Quarter of Fiscal 2021 and Provides Business Update.”
99.2	Press release dated July 26, 2021 entitled “The Cheesecake Factory Appoints Khanh Collins to Board of Directors.”
99.3	The Cheesecake Factory Investor Presentation dated July 27, 2021
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 27, 2021	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer